EXHIBIT 24(a)



             POWER OF ATTORNEY - EXECUTIVE AWARD PLAN


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint James A. Rubright, Beverley T. Krannich and Alfred F. Delchamps, III, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc., as an officer or director of Sonat Inc., or as a member of the Executive Compensation Committee of the Board of Directors of Sonat Inc.) (a) any Registration Statement on Form S-8 and any amendments (including post-effective amendments) thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of Common Stock of Sonat Inc. (and related Common Stock Purchase Rights) to be issued under the Executive Award Plan of Sonat Inc. (the "Plan"), and (b) any application relating to the listing on any stock exchange of shares of Common Stock of Sonat Inc. (and related Common Stock Purchase Rights) to be issued under the Plan, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission or any such stock exchange (as the case may be). Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. This power of attorney shall supersede any previous power of attorney that the undersigned has executed with respect to the Plan.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of September 22, 1995.





                                         /s/ Thomas W. Barker, Jr.
                                         Thomas W. Barker, Jr.

                                                                   EXHIBIT 24(a)



             POWER OF ATTORNEY - EXECUTIVE AWARD PLAN


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint James A. Rubright, Beverley T. Krannich and Alfred F. Delchamps, III, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc., as an officer or director of Sonat Inc., or as a member of the Executive Compensation Committee of the Board of Directors of Sonat Inc.) (a) any Registration Statement on Form S-8 and any amendments (including post-effective amendments) thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of Common Stock of Sonat Inc. (and related Common Stock Purchase Rights) to be issued under the Executive Award Plan of Sonat Inc. (the "Plan"), and (b) any application relating to the listing on any stock exchange of shares of Common Stock of Sonat Inc. (and related Common Stock Purchase Rights) to be issued under the Plan, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission or any such stock exchange (as the case may be). Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. This power of attorney shall supersede any previous power of attorney that the undersigned has executed with respect to the Plan.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of September 25, 1995.





                                         /s/ William O. Bourke
                                         William O. Bourke

                                                                   EXHIBIT 24(a)



             POWER OF ATTORNEY - EXECUTIVE AWARD PLAN


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint James A. Rubright, Beverley T. Krannich and Alfred F. Delchamps, III, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc., as an officer or director of Sonat Inc., or as a member of the Executive Compensation Committee of the Board of Directors of Sonat Inc.) (a) any Registration Statement on Form S-8 and any amendments (including post-effective amendments) thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of Common Stock of Sonat Inc. (and related Common Stock Purchase Rights) to be issued under the Executive Award Plan of Sonat Inc. (the "Plan"), and (b) any application relating to the listing on any stock exchange of shares of Common Stock of Sonat Inc. (and related Common Stock Purchase Rights) to be issued under the Plan, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission or any such stock exchange (as the case may be). Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. This power of attorney shall supersede any previous power of attorney that the undersigned has executed with respect to the Plan.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of September 30, 1995.





                                         /s/ John J. Creedon
                                         John J. Creedon

                                                                   EXHIBIT 24(a)



             POWER OF ATTORNEY - EXECUTIVE AWARD PLAN


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint James A. Rubright, Beverley T. Krannich and Alfred F. Delchamps, III, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc., as an officer or director of Sonat Inc., or as a member of the Executive Compensation Committee of the Board of Directors of Sonat Inc.) (a) any Registration Statement on Form S-8 and any amendments (including post-effective amendments) thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of Common Stock of Sonat Inc. (and related Common Stock Purchase Rights) to be issued under the Executive Award Plan of Sonat Inc. (the "Plan"), and (b) any application relating to the listing on any stock exchange of shares of Common Stock of Sonat Inc. (and related Common Stock Purchase Rights) to be issued under the Plan, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission or any such stock exchange (as the case may be). Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. This power of attorney shall supersede any previous power of attorney that the undersigned has executed with respect to the Plan.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of September 22, 1995.





                                         /s/ Roberto C. Goizueta
                                         Roberto C. Goizueta

                                                                   EXHIBIT 24(a)



             POWER OF ATTORNEY - EXECUTIVE AWARD PLAN


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint James A. Rubright, Beverley T. Krannich and Alfred F. Delchamps, III, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc., as an officer or director of Sonat Inc., or as a member of the Executive Compensation Committee of the Board of Directors of Sonat Inc.) (a) any Registration Statement on Form S-8 and any amendments (including post-effective amendments) thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of Common Stock of Sonat Inc. (and related Common Stock Purchase Rights) to be issued under the Executive Award Plan of Sonat Inc. (the "Plan"), and (b) any application relating to the listing on any stock exchange of shares of Common Stock of Sonat Inc. (and related Common Stock Purchase Rights) to be issued under the Plan, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission or any such stock exchange (as the case may be). Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. This power of attorney shall supersede any previous power of attorney that the undersigned has executed with respect to the Plan.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of September 25, 1995.





                                         /s/ Ronald L. Kuehn, Jr.
                                         Ronald L. Kuehn, Jr.

                                                                   EXHIBIT 24(a)



             POWER OF ATTORNEY - EXECUTIVE AWARD PLAN


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint James A. Rubright, Beverley T. Krannich and Alfred F. Delchamps, III, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc., as an officer or director of Sonat Inc., or as a member of the Executive Compensation Committee of the Board of Directors of Sonat Inc.) (a) any Registration Statement on Form S-8 and any amendments (including post-effective amendments) thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of Common Stock of Sonat Inc. (and related Common Stock Purchase Rights) to be issued under the Executive Award Plan of Sonat Inc. (the "Plan"), and (b) any application relating to the listing on any stock exchange of shares of Common Stock of Sonat Inc. (and related Common Stock Purchase Rights) to be issued under the Plan, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission or any such stock exchange (as the case may be). Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. This power of attorney shall supersede any previous power of attorney that the undersigned has executed with respect to the Plan.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of September 25, 1995.





                                         /s/ Charles Marshall
                                         Charles Marshall

                                                                   EXHIBIT 24(a)



             POWER OF ATTORNEY - EXECUTIVE AWARD PLAN


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint James A. Rubright, Beverley T. Krannich and Alfred F. Delchamps, III, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc., as an officer or director of Sonat Inc., or as a member of the Executive Compensation Committee of the Board of Directors of Sonat Inc.) (a) any Registration Statement on Form S-8 and any amendments (including post-effective amendments) thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of Common Stock of Sonat Inc. (and related Common Stock Purchase Rights) to be issued under the Executive Award Plan of Sonat Inc. (the "Plan"), and (b) any application relating to the listing on any stock exchange of shares of Common Stock of Sonat Inc. (and related Common Stock Purchase Rights) to be issued under the Plan, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission or any such stock exchange (as the case may be). Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. This power of attorney shall supersede any previous power of attorney that the undersigned has executed with respect to the Plan.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of September 25, 1995.





                                         /s/ Benjamin F. Payton
                                         Benjamin F. Payton

                                                                   EXHIBIT 24(a)



             POWER OF ATTORNEY - EXECUTIVE AWARD PLAN


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint James A. Rubright, Beverley T. Krannich and Alfred F. Delchamps, III, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc., as an officer or director of Sonat Inc., or as a member of the Executive Compensation Committee of the Board of Directors of Sonat Inc.) (a) any Registration Statement on Form S-8 and any amendments (including post-effective amendments) thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of Common Stock of Sonat Inc. (and related Common Stock Purchase Rights) to be issued under the Executive Award Plan of Sonat Inc. (the "Plan"), and (b) any application relating to the listing on any stock exchange of shares of Common Stock of Sonat Inc. (and related Common Stock Purchase Rights) to be issued under the Plan, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission or any such stock exchange (as the case may be). Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. This power of attorney shall supersede any previous power of attorney that the undersigned has executed with respect to the Plan.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of September 24, 1995.





                                         /s/ Jerome J. Richardson
                                         Jerome J. Richardson

                                                                   EXHIBIT 24(a)


             POWER OF ATTORNEY - EXECUTIVE AWARD PLAN


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint Beverley T. Krannich and Alfred F. Delchamps, III, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc., as an officer or director of Sonat Inc., or as a member of the Executive Compensation Committee of the Board of Directors of Sonat Inc.)
(a) any Registration Statement on Form S-8 and any amendments (including post-effective amendments) thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of Common Stock of Sonat Inc. (and related Common Stock Purchase Rights) to be issued under the Executive Award Plan of Sonat Inc. (the "Plan"), and (b) any application relating to the listing on any stock exchange of shares of Common Stock of Sonat Inc. (and related Common Stock Purchase Rights) to be issued under the Plan, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission or any such stock exchange (as the case may be). Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. This power of attorney shall supersede any previous power of attorney that the undersigned has executed with respect to the Plan.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of October 19, 1995.



                             /s/ James A. Rubright
                               James A. Rubright

                                                                   EXHIBIT 24(a)



             POWER OF ATTORNEY - EXECUTIVE AWARD PLAN


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint James A. Rubright, Beverley T. Krannich and Alfred F. Delchamps, III, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc., as an officer or director of Sonat Inc., or as a member of the Executive Compensation Committee of the Board of Directors of Sonat Inc.) (a) any Registration Statement on Form S-8 and any amendments (including post-effective amendments) thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of Common Stock of Sonat Inc. (and related Common Stock Purchase Rights) to be issued under the Executive Award Plan of Sonat Inc. (the "Plan"), and (b) any application relating to the listing on any stock exchange of shares of Common Stock of Sonat Inc. (and related Common Stock Purchase Rights) to be issued under the Plan, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission or any such stock exchange (as the case may be). Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. This power of attorney shall supersede any previous power of attorney that the undersigned has executed with respect to the Plan.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of September 25, 1995.





                                         /s/ Donald G. Russell
                                         Donald G. Russell

                                                                   EXHIBIT 24(a)



             POWER OF ATTORNEY - EXECUTIVE AWARD PLAN


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint James A. Rubright, Beverley T. Krannich and Alfred F. Delchamps, III, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc., as an officer or director of Sonat Inc., or as a member of the Executive Compensation Committee of the Board of Directors of Sonat Inc.) (a) any Registration Statement on Form S-8 and any amendments (including post-effective amendments) thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of Common Stock of Sonat Inc. (and related Common Stock Purchase Rights) to be issued under the Executive Award Plan of Sonat Inc. (the "Plan"), and (b) any application relating to the listing on any stock exchange of shares of Common Stock of Sonat Inc. (and related Common Stock Purchase Rights) to be issued under the Plan, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission or any such stock exchange (as the case may be). Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. This power of attorney shall supersede any previous power of attorney that the undersigned has executed with respect to the Plan.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of September 25, 1995.





                                         /s/ L. Edwin Smart
                                          L. Edwin Smart

                                                                   EXHIBIT 24(a)



             POWER OF ATTORNEY - EXECUTIVE AWARD PLAN


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint James A. Rubright, Beverley T. Krannich and Alfred F. Delchamps, III, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc., as an officer or director of Sonat Inc., or as a member of the Executive Compensation Committee of the Board of Directors of Sonat Inc.) (a) any Registration Statement on Form S-8 and any amendments (including post-effective amendments) thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of Common Stock of Sonat Inc. (and related Common Stock Purchase Rights) to be issued under the Executive Award Plan of Sonat Inc. (the "Plan"), and (b) any application relating to the listing on any stock exchange of shares of Common Stock of Sonat Inc. (and related Common Stock Purchase Rights) to be issued under the Plan, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission or any such stock exchange (as the case may be). Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. This power of attorney shall supersede any previous power of attorney that the undersigned has executed with respect to the Plan.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of September 26, 1995.





                                         /s/ Adrian M. Tocklin
                                         Adrian M. Tocklin

                                                                   EXHIBIT 24(a)



             POWER OF ATTORNEY - EXECUTIVE AWARD PLAN


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint James A. Rubright, Beverley T. Krannich and Alfred F. Delchamps, III, and each of them, his true and lawful attorneys to execute in his name (whether on behalf of Sonat Inc., as an officer or director of Sonat Inc., or as a member of the Executive Compensation Committee of the Board of Directors of Sonat Inc.) (a) any Registration Statement on Form S-8 and any amendments (including post-effective amendments) thereto to be filed with the Securities and Exchange Commission under the Securities Act of 1933 relating to shares of Common Stock of Sonat Inc. (and related Common Stock Purchase Rights) to be issued under the Executive Award Plan of Sonat Inc. (the "Plan"), and (b) any application relating to the listing on any stock exchange of shares of Common Stock of Sonat Inc. (and related Common Stock Purchase Rights) to be issued under the Plan, and to file the same, with all exhibits thereto, and any other documents in connection therewith, with the Securities and Exchange Commission or any such stock exchange (as the case may be). Each of such attorneys shall have and may exercise all powers to act hereunder with or without the others. The undersigned does hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. This power of attorney shall supersede any previous power of attorney that the undersigned has executed with respect to the Plan.

          IN WITNESS WHEREOF, the undersigned has signed his name hereto as of September 25, 1995.





                                         /s/ James B. Williams
                                         James B. Williams